UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Nortech Systems Incorporated

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NORTECH SYSTEMS INCORPORATED

7550 Meridian Circle North, Suite 150

Maple Grove, MN 55369

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 14, 2025

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

The Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held virtually on May 14, 2025 at 3:00 p.m. (central time). The virtual meeting can be accessed by visiting www.virtualshareholdermeeting.com/NSYS2025 where you will be able to listen to the meeting live, submit questions and vote online if you were shareholder on the record date.

We are holding the meeting for the following purposes:

1. To elect seven members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2. To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3. To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for fiscal 2025;

4. To vote on an advisory basis to determine the frequency of holding future shareholder advisory votes on the compensation of the Company’s named executive officers; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 19, 2025, will be entitled to notice of and to vote at the virtual meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 14, 2025: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE VIA THE VIRTUAL MEETING WEBSITE IF YOU ARE A REGISTERED SHAREHOLDER. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

Your attention is called to the accompanying Proxy Statement.

Date: April 1, 2025	By:	/s/ Mark T. Hooley
Mark. T. Hooley
Secretary Nortech Systems Incorporated

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Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL VIRTUAL MEETING OF SHAREHOLDERS, MAY 14, 2025

This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors of proxies for use at the annual meeting of shareholders to be held virtually on May 14, 2025 at 3:00 p.m. (central time), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The virtual meeting can be accessed by visiting www.proxyvote.com where you will be able to listen to the meeting live, submit questions and vote online.

The address of the principal executive office of the Company is 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369. We will begin mailing this proxy statement and proxy card to shareholders on or about April 3, 2025.

SOLICITATION AND REVOCATION OF PROXIES

The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to principals and obtaining their proxies.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting at the virtual annual meeting. Such proxies, if received in time for voting and not revoked, will be voted at the virtual annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS AND REQUIREMENTS

Only shareholders of record as of the close of business on March 19, 2025, will be entitled to sign proxies or to vote. On that date, there were 2,760,993 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares present at the meeting is required to transact business and constitutes a quorum for voting on items at the meeting. Shares are counted as present at the annual meeting if a shareholder is present and votes online at the annual meeting or if a shareholder has properly submitted a proxy. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted as being present at the meeting in determining the quorum, but neither will be counted as a vote in favor of a matter. A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

Vote Required

Election of Directors. The affirmative vote of a plurality of the shares of Common Stock voted at the virtual annual meeting by a shareholder or by proxy and entitled to vote at the virtual annual meeting is required for the election to the Board of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors.

Say-on-Pay. The advisory vote on executive compensation in PROPOSAL 2 is not binding on us; however, we will consider the shareholders to have approved our executive compensation if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Appointment of Independent Auditor. The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal 2025 requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are present and entitled to vote on the matter.

Routine Versus Non-Routine Matters. Brokers can vote on their customers’ behalf on “routine” proposals such as PROPOSAL 3, the ratification of appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as PROPOSAL 1, the election of directors and PROPOSAL 2, the advisory vote on executive compensation. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.

Frequency of Say-on-Pay Vote. The advisory vote on frequency on Say-on-Pay vote in PROPOSAL 4 is not binding on us; however, we will consider the shareholders to have approved our approach to include Say-on-Pay advisory vote every year if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Effect of Broker Non-Votes. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on PROPOSAL 1, PROPOSAL 2 or PROPOSAL 4 which are proposals on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with other non-routine matters for which you do not provide voting instructions. A broker non-vote on any of the proposals presented at the virtual annual meeting will have no effect on the outcome of the proposal.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. The Board has nominated the seven individuals below to be elected at the annual meeting of shareholders. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the following seven nominees:

David B. Kunin

Ryan P. McManus

Jay D. Miller

Stacy A. Kruse

Amy S. Fredregill

Jose A. Peris

Debarati Sen

Following is information regarding the nominees:

Name:	Age:	Position:	Director Since:
David B. Kunin	65	Chairperson of the Board of Directors	2015
Ryan P. McManus	52	Director	2016
Jay D. Miller	65	Director, Chief Executive Officer and President	2018
Stacy A. Kruse	65	Director	2021
Amy S. Fredregill	50	Director	2023
Jose A. Peris	69	Director	2023
Debarati Sen	56	Director	2024

David B. Kunin. Mr. Kunin is currently the chief executive officer of Beautopia LLC, a beauty products manufacturing business, since 1998. From 1997 until October 2011, he served as a director of Regis Corporation, the world’s largest owner and franchisor of hair salons. He spent ten years in sales and senior management positions for computer companies, contract manufacturing and printed circuit board fabrication enterprises. He serves as president of a family holding company, Curtis Squire, Inc., the owner of 47% of the Company’s outstanding common stock. Mr. Kunin has been a director of the Company since May 2014 and has been the Company’s Chairperson of the Board since May 2015. In the last decade, Mr. Kunin has been an investor in a variety of technology start-up businesses in the United States and Israel. Mr. Kunin brings to our Board his experience in the contract manufacturing and printed circuit board businesses as well as his twenty plus years’ business perspective, including as a director of large publicly traded businesses.

Ryan P. McManus. Mr. McManus is a recognized as a global leader in the fields of AI, digital transformation and corporate governance. He is the founder and CEO of techtonic.io where he works with startups, growth firms and large corporations on digital strategy and transformation topics including new ventures, growth, product development and innovation. From 2015 to 2018, he was Senior Vice President of Partnerships at EVRYTHNG, a Smart Products IoT Platform company. McManus was with Accenture Strategy from 2010 to 2015 and during that time he founded Accenture’s Digital Business Strategy practice and also served as Accenture Strategy’s chief operating officer and a leader in the firm’s Corporate Strategy, M&A and International Expansion practices. After starting out in 1995 in Chicago with Andersen, in 2002 he joined PriceWaterhouseCoopers as Director of Strategy and Operations and then in 2009 formed RPM Global Advisors delivering strategy, product development and international growth services before joining Accenture. He has worked with large and small companies on digital business, new venture, and global strategies across industrial, technology, financial services, pharma, health, professional services, retail, and government sectors. He is the author of numerous publications and a frequent presenter at summits, forums and institutions in the field of AI, digital, governance and business strategy; and is a frequent lecturer with leading institutions such as the National Association of Corporate Directors (NACD), Columbia University Business School, Duke CE, and Brown University. Mr. McManus brings to our Board his experience and knowledge as a global leader in business strategy. Mr. McManus is President and member of the board of directors of the New York chapter of the NACD, the advisory board of Limbik AI, and chair of the board of Empower. In 2023, the National Association of Corporate Directors recognized Mr. McManus as one of the 100 most influential corporate directors in the United States.

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Jay D. Miller. Mr. Miller has been a Director of the Company since May 2018 and the Company’s President and Chief Executive Officer (CEO) since February 27, 2019. Mr. Miller is also a member of the Board of Directors of icometrix (Leuven, Belgium). icometrix is not an affiliate of Nortech Systems. Mr. Miller is also a member of the Board of Directors of the National Association of Corporate Directors (NACD) (Washington, DC). The NACD is not an affiliate of Nortech Systems. From August 2013 to February 2016, he was President, CEO and member of the Board of IMRIS, Inc. which designs image guided surgical solutions, and was previously COO since 2012. In May 2015, IMRIS filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Miller was CEO at the time of the bankruptcy filing, guided the company through the restructuring process and remained CEO for a period of time after IMRIS emerged successfully from bankruptcy. Prior to 2012, Mr. Miller was the CEO of Zonare, Inc and Vital Images, Inc. in the medical imaging and visualization industry. Early in his career Mr. Miller worked for Siemens Medical Systems (now Siemens Healthineers) and GE Medical Systems (now GE Healthcare). He has also advised and served on the boards of directors of numerous companies in the healthcare industry. Mr. Miller holds a Bachelor of Arts degree in chemistry from Dartmouth College, a Masters degree in biomedical engineering from the University of Virginia (where his Masters thesis was in MRI), and an MBA from the Kellogg School of Management at Northwestern University. Mr. Miller brings to our Board broad experience in the healthcare industry and knowledge of governance and public company compliance. Mr. Miller is also an NACD Certified corporate director.

Stacy A. Kruse. Ms. Kruse currently serves as Chief Operating & Chief Financial Officer at Portico Benefit Services. Portico Benefit Services is an organization that provides proprietary & self-insured retirement, health, disability and life benefits to rostered ministers and lay leaders of the Evangelical Lutheran Church in America. Prior to Portico, Ms. Kruse served as the Chief Financial Officer of Wilsons the Leather Experts, a publicly traded retail chain and in a various financial leadership positions prior to her appointment as Chief Financial Officer. Prior to Wilsons, Ms. Kruse held financial leadership positions at US Bank and Carlson Marketing Group.

Amy Fredregill. She has 25 years of market-focused impact across industries, particularly advising the C-Suite of energy, food and agricultural companies; in these roles she helps guide organizations with a focus on fiscal management and strategic planning. By working across systems, she is able to drive value based on the business case for ESG. Her posture is to focus on resiliency by calibrating for risks and change. Previous to her consulting practice at WSB, Fredregill served as the Managing Director of the Sustainable Growth Coalition, facilitating C-Suite conversations with Fortune 500 companies, with an emphasis on corporate sustainability. At Xcel Energy, she was the Manager of Resource Planning and Strategy, where she contributed to business model transformation, stakeholder and investor relations, and regulatory affairs. She also serves as the President of the MN Chapter for the Private Director Association-Minnesota Chapter, as active member of Women Corporate Directors and the National Association of Corporate Directors, and on the Board of Directors for the American Red Cross Minnesota-Dakotas Region. Ms. Fredregill is also an NACD Certified corporate director. Amy earned her Master’s degree in Public Policy from the George Washington University and a B.A. in Economics from the College of St. Benedict, Magna Cum Laude.

Jose A. Peris. Mr. Peris serves as a director for The North Oaks Company, the primary developer of North Oaks, which was formed in the 1950s by Louis Hill, Jr., grandson of railroad pioneer, James J. Hill, who originally owned all the land now known as the City of North Oaks. Mr. Peris has also been a Trustee at Churchill Companies, a family-owned private equity firm owning various portfolio companies, since December 2018. Mr. Peris retired from US Bancorp in 2018 after 30 years in positions including Regional Managing Director of Ascent Private Capital Management, Senior Vice President/Regional Manager Private Client Group and Senior Vice President/Division Manager Financial Services. Mr. Peris holds a Ph.D. and an M.A. in Economics from the University of Minnesota. Mr. Peris is also a graduate of Universidad Autonoma de Madrid, Madrid, Spain (Licenciado, School of Business and Economics) where he was awarded the Premio Extraordinario Fin de Carrera (top student in that year’s graduating class). Mr. Peris serves on several non-profits boards including Lakewood Cemetery, Heller-Hurwicz Economic Institute of the University of Minnesota, and American Friends of the Prado Museum.

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Debarati Sen. Ms. Sen is currently Group President of HMTX Industries Inc. Ms. Sen was with 3M for over 26 years in roles including President of Home Improvement & Consumer Well-being from June to December 2023, President of Construction & Home Improvement Division from April 2022 to June of 2023, President of Abrasive Systems Division from June of 2019 to April of 2022, and Managing Director of 3M India Region & CEO, 3M India Ltd from June of 2016 to June of 2019. Ms. Sen holds a B.E. in Electronics from the National Institute of Technology, Bhopal, India and an MBA in Marketing from XLRI- Xavier School of Management, Jamshedpur, India. Ms. Sen has served on several boards within 3M and outside of 3M. She is currently on the Board of Directors of OneSource Specialty Pharma. She also serves as Treasurer, Member of the Board of Trustees, and Chair of the Financial Leadership Committee at the Women’s Foundation of Minnesota and a Member of the Senior Advisory Board at the Global Women’s Network, Carlson School of Management at the University of Minnesota.

DIRECTORS MEETINGS

There were five meetings of the Board of Directors during the last fiscal year. All directors attended all the meetings of the Board of Directors, either in person or via video conference facilities. The Board of Directors took action by written consent on eight occasions.

We encourage Board members to attend the virtual annual meeting of shareholders. All the Company directors serving on the Board of Directors at the time of the Company’s annual meeting were in attendance at that meeting.

COMMITTEES

The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation and Talent Committee, an Audit Committee and a Science and Technology Committee. As of March 19, 2025, the members of the Nominating and Corporate Governance Committee were Ms. Fredregill (Chairperson), Ms. Kruse and Mr. McManus. The members of the Compensation and Talent Committee were Mr. Peris (Chairperson), Ms. Kruse and Mr. Sachs. The members of the Audit Committee were Ms. Kruse (Chairperson), Mr. Peris, Mr. Sachs and Ms. Sen. The members of the Science and Technology Committee were Mr. McManus (Chairperson), Mr. Kunin, Ms. Fredregill, Mr. Sachs and Ms. Sen.

In the last fiscal year the Audit Committee met four times, the Compensation and Talent Committee met five times and took action by written consent two times, the Nominating and Corporate Governance Committee met four times and the Science and Technology Committee met four times. All committee members attended all the meetings of the committees of the Board on which such committee member served, either in person or virtual. The charters of all committees are posted on the Company’s website at www.nortechsys.com.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that Mr. Sachs, Ms. Kruse, Mr. Peris, Ms. Fredregill and Ms. Sen are independent in accordance with the NASDAQ rules.

Mr. Miller is not an independent director, nor is Mr. Kunin an independent director.

In 2020, Mr. McManus began working with Mr. Kunin on Concepht, a healthcare-oriented business incubator. Concepht provides consulting to start-up businesses in the medical device industry. Mr. McManus was paid monthly from Concepht, which was funded by Mr. Kunin, through May of 2023. In May of 2023, Mr. Kunin and Mr. McManus ended such business relationship. Mr. McManus also received $8,000 in consulting fees from the Company for his work with Company senior leadership on AI and strategy topics. The Board has determined that Mr. McManus is not an independent director at this time.

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The Company is a “controlled company” as defined by Nasdaq as more than 50% of the voting power of the Company is held by members of the Kunin family or entities owned and controlled by the Kunin family. Therefore, the Company is not required to comply with certain Nasdaq rules requiring listed companies to have a majority of independent directors on its board, an independent compensation committee and an independent nominating committee. The Company currently has eight directors, five of whom are independent, and, as a result, the Board is comprised of a majority of independent directors. Assuming all director nominees are elected at the 2025 Annual Shareholders’ Meeting, the Company will have a total of seven directors, four of whom have been deemed independent by the Board. The Audit Committee is and will continue be comprised exclusively of independent directors. The Compensation and Talent Committee and Nominating and Corporate Governance Committee will be comprised three directors, at least two of whom of whom are independent.

The Board has determined that each Ms. Kruse and Ms. Sen is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the positions of Chairperson of the Board and Chief Executive Officer should be held by different persons. The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, the Company’s management and the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with Board members. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation related risks are overseen by the Compensation and Talent Committee; CEO succession planning is overseen by the Nominating and Corporate Governance Committee; Cybersecurity risks are overseen by the Science and Technology Committee and compliance risks are typically overseen by the full Board. Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee.

EXECUTIVE OFFICERS

The Executive Officers of the Company as of the mailing date of this proxy statement are as follows:

Name	Age	Position
Jay D. Miller	65	President, Chief Executive Officer and Director
Andrew D. C. LaFrence	62	Chief Financial Officer and Senior Vice President of Finance
John Lindeen	59	Senior Vice President of Global Operations

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Mr. Miller joined the Company in May 2018 as a member of the Board of Directors. He was appointed Interim President in January 2019 and then President & Chief Executive Officer in February 2019. Mr. Miller’s full biography can be found within Proposal 1.

Mr. LaFrence joined the Company in December of 2023 as Senior Vice President and Chief Financial Officer of the Company. Mr. LaFrence brings 40 years of finance and accounting experience to the Company. From 2021 to 2023, he was Chief Financial Officer of Vyant Bio, Inc., an innovative biotechnology company reinventing drug discovery for complex neurodevelopmental and neurodegenerative disorders, and he also served Vyant Bio, Inc. most recently in the additional roles of President and CEO. Mr. LaFrence served briefly as CFO of KORU Medical Systems in 2023. Mr. LaFrence served as Chief Financial Officer and Chief Operating Officer of StemoniX, Inc., a drug discovery platform company, from 2019 to 2021, until closing of its merger with Vyant Bio. From 2018 to 2019, Mr. LaFrence was Senior Vice President and Chief Financial Officer of Biothera Pharmaceuticals, Inc., and prior to that, he served as CFO at Surmodics, Inc. (NASDAQ: SRDX) for over 5 years. Mr. LaFrence spent the first 26 years of his professional career at KPMG where he led the Minneapolis office Life Sciences practice for over 10 years. Mr. LaFrence is a CPA with a BS in Accounting from Illinois State University.

Mr. Lindeen joined the Company in 2013 as the Company’s Industrial Market Lead. He has held various positions since joining the Company and as of January 2019, is the Senior Vice President of Global Operations.

COMPENSATION AND TALENT COMMITTEE

The Company has established a Compensation and Talent Committee composed of the directors whose names appear below. Because we qualify as a “controlled company” under the corporate governance rules of NASDAQ, we are not required to comply with certain corporate governance standards, including the requirement to have an independent compensation committee. Mr. Sachs, Mr. Peris and Ms. Kruse are independent as determined by the Board with reference to the NASDAQ rules. The Committee has a charter which is available on the Company’s website (www.nortechsys.com).

The duties and responsibilities of the Committee are to: (a) Oversee the Company’s executive officers’ compensation structure, policies and programs, and assess whether the Company’s compensation structure establishes appropriate incentives for such executive officers and compensation related risk. Make recommendations to the Board with respect to the Company’s incentive-compensation and equity-based compensation plans; (b) Review annually and recommend to the Board, approval of the corporate goals and objectives applicable to the compensation of the CEO; evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and recommend to the Board, approval of the CEO’s compensation level based on this evaluation, considering the results of the most recent stockholder Say-on-Pay Vote; (c) Review and make recommendations to the Board of Directors regarding the compensation of all other executive officers. In evaluating and making recommendations regarding executive officer compensation, the Committee considers the results of the most recent Say-on-Pay Vote; (d) Review, and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans; (e) Review annually the compensation of directors for service on the Board and its committees and recommend changes in compensation to the Board; (f) Review talent acquisition and workforce development plans, activities, and metrics needed to realize the goals and objectives in the Company’s strategic plan; (g) Review talent transitions, vacancies, and projected talent needs; (h) Review the development of the Company’s top talent; (i) Review Company succession plans; and (j) Review diversity, inclusion, and workplace climate plans and metrics.

Total compensation for the Chief Executive Officer for 2024 was established under an employment agreement. It was determined that the total compensation of Chief Executive Officer was competitive with compensation of chief executive officers of comparable companies. The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Dan Sachs, Chair
Stacy A. Kruse
Jose Peris

Members of the Compensation and Talent Committee
March 18, 2025

Compensation and Talent Committee Interlocks and Insider Participation

The Compensation and Talent Committee had no interlocks.

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EXECUTIVE COMPENSATION

2024 and 2023 and Summary Compensation Table

The table below shows the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2024 and 2023.

Name and Principal Position	Year	Salary $	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation $ (2)	Total $
Jay D. Miller	2024	520,000	-	-	520,000
Chief Executive Officer	2023	520,000	-	299,520	819,520

Andrew D. C. LaFrence(3)	2024	318,654	-	-	318,654
Chief Financial Officer and Sr. VP of Finance	2023	26,250	221,102	-	247,352

John Lindeen	2024	277,040	-	-	277,040
Sr. VP of Global Operations	2023	275,000	12,251	103,296	390,547

(1)	Reflects the aggregate grant date fair value of stock or options awarded to each named executive officer for the fiscal years 2024 and 2023 calculated in accordance with FASB ASC Topic 718. Refer to our consolidated financial statements for the fiscal year ended December 31, 2024 for a discussion of the assumptions made in calculating the grant date fair value in accordance with FASB ASC Topic 718. None of the option awards are subject to performance conditions.

(2)	Represents cash bonus amounts earned under the Company’s Annual Incentive Compensation Plan.

(3)	Mr. LaFrence commenced employment on December 1, 2023, with the Company with an annual salary of $315,000.

OUTSTANDING EQUITY AND STOCK AWARDS AT 2024 YEAR END

Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price $	Option Expiration Date

Jay D. Miller	3,000	—		3.29	5/9/2028
	7,500	—		3.55	1/1/2029
	125,000	—		4.64	2/27/2029
	—	21,000	(2)	10.15	2/28/2032
	—	21,000	(3)	10.15	2/28/2032

John Lindeen	20,000	—	(4)	3.29	5/9/2028
	5,000	—		3.55	1/1/2029
	4,500	3,000	(4)	11.80	3/17/2032
	400	1,600	(5)	9.94	8/11/2033

Andrew D. C. LaFrence	8,000	32,000	(6)	9.04	12/03/2033

(1)	Represents options granted under the Company’s 2017 Stock Incentive Plan. Per share exercise price of option is equal to the closing price of the Company’s Common Stock on the date of grant, as reported by NASDAQ, in accordance with the terms of the Company’s 2017 Stock Incentive Plan.
(2)	Vests 5,000 option shares on 2/28/2025, 2/28/2026 and 2/28/2027 and then 3,000 option shares on 2/28/2028 and 2/28/2029.
(3)	If performance metrics more particularly described in the Non-Qualified Stock Option Agreement between Mr. Miller and Company dated February 27, 2022 are met on each of the following dates, vests 5,000 option shares on 2/28/2025 are met, 2/28/2026 and 2/28/2027 and then 3,000 option shares on 2/28/2028 and 2/28/2029.
(4)	Vests equally over five years from the grant date (3/17/2022).
(5)	Vests equally over five years from the grant date (8/11/2023).
(6)	Vests equally over five years from the grant date (12/04/2023).

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PAY VERSUS PERFORMANCE

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(1)		Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(2)		Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net (Loss) Income
2024	$520,000	$596,715	(3)	$297,847	$311,300	(4)	$143.51	$(1,295,000)
2023	$819,520	$679,254	(5)	$309,023	$229,201	(6)	$131.38	$6,874,000
2022	$1,030,477	$921,107	(7)	$431,513	$403,337	(8)	$170.85	$2,010,000

(1)	The PEO listed in the table for all years presented includes Jay D. Miller, Chief Executive Officer .
(2)	The Non-PEO NEOs listed in the table for all years presented include: John Lindeen, Andrew D. C. LaFrence in 2024 and 2023, and Christopher Jones in 2023 and 2022.
(3)	The calculation of Compensation Actually Paid (CAP) includes the following adjustments: addition of increase in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $15,548; and addition of increase in the fair value at the vesting date from the prior year end for Option Awards granted in prior years that vested in the year, $61,167.
(4)	The calculation of Compensation Actually Paid (CAP) includes the following adjustments: addition of increase in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $6,765; and addition of increase in the fair value at the vesting date from the prior year end for Option Awards granted in prior years that vested in the year, $6,688.
(5)	The calculation of Compensation Actually Paid (CAP) includes the following adjustments: deduction of decrease in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, ($182,018); and addition of increase in the fair value at the vesting date from the prior yearend for Option Awards granted in prior years that vested in the year, $41,751.
(6)	The calculation of Compensation Actually Paid (CAP) includes the following adjustments: subtraction for values reported in the Option Awards column of the Summary Compensation table, ($77,784); addition of year-end fair value for Option Awards granted during the year that are outstanding and unvested as of the end of the year, $81,603; deduction of decrease in the fair value at the end of the year from the prior yearend for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, ($6,004); deduction of decrease in the fair value at the vesting date from the prior yearend for Option Awards granted in prior years that vested in the year, ($1,496) and subtraction of fair value as of prior fiscal year end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year, (76,141).
(7)	The calculation of Compensation Actually Paid (CAP) includes the following adjustments: subtraction for values reported in the Option Awards column of the Summary Compensation table, ($249,947); addition of year-end fair value for Option Awards granted during the year that are outstanding and unvested as of the end of the year, $61,556; addition of increase in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $77,009; addition of increase in the fair value at the vesting date from the prior year end for Option Awards granted in prior years that vested in the year, $2,012.
(8)	The calculation of CAP includes the following adjustments: subtraction for values reported in the Option Awards column of the Summary Compensation table, ($63,563); addition of year-end fair value for Option Awards granted during the year that are outstanding and unvested as of the end of the year, $5,710; addition of increase in the fair value at the end of the year from the prior year end for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $18,725; addition of increase in the fair value at the vesting date from the prior year end for Option Awards granted in prior years that vested in the year, $10,952.

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PAY VERSUS PERFORMANCE RELATIONSHIP

The following comparisons describe the relationships between the amounts included in the Pay versus Performance Table for each of 2024, 2023 and 2022, including a comparison of Compensation Actually Paid to the PEO and the average Compensation Actually Paid to our non-PEO NEOs, and each of the performance measures set forth in the Pay versus Performance Table.

Compensation Actually Paid vs. Indexed Total Shareholder Return
Compensation Actually Paid
Indexed Total Shareholder Return
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$596,715
$143.51
$311,300
$679,254
$131.38
$229,201
$921,107
$170.85
$403,337
2024
2023
2022
PEO Compensation Actually Paid
Non-PEO NEOs Compensation Actually Paid
Total Shareholder Return (Indexed to $100)

(1)	Net loss of $1.3 million for the year ended December 31, 2024 was negatively impacted by a reduction in net sales of $11.2 million and related gross margin, restructuring costs of $571 thousand related to the closure of our Blue Earth, Minnesota facility and moving its manufacturing to our Bemidji, Minnesota facility.
(2)	Net income of $6.9 million for the year ended December 31, 2023 benefited from a significant one-time item reduction in tax expense of $2.6 million related to a valuation allowance reversal as we concluded it was more likely than not that we will realize our net deferred tax assets. Please see discussion of this item in Note 6 to our 2023 Annual Report on Form 10-K.

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Employment Agreements

The Company’s employees are employed at will and do not have employment agreements that guarantee them any particular base salary, annual incentive cash compensation or any other compensation or benefits, except as described below for Mr. Miller, Mr. LaFrence and Mr. Lindeen.

Jay D. Miller. On February 27, 2022, Company entered into an Employment Agreement with Jay D. Mille to continue to serve as the Company’s President and Chief Executive Officer effective February 27, 2022, as amended March 27, 2025 (the “Miller Agreement”). Mr. Miller has been the Company’s President and Chief Executive Officer since February 27, 2019. The term of the Miller Agreement was originally until February 27, 2024 and was extended automatically for an additional two-year period and thereafter automatically for successive one year periods unless either party notifies the other party of nonrenewal 120 days before the end of the then current period. The Board determined that it was in the Company’s best interest to allow Mr. Miller’s Employment Agreement to renew automatically. Mr. Miller Contract end date is December 31, 2028.

Under the Miller Agreement, Mr. Miller received an annual salary equivalent of $520,000 from February 27, 2023. Thereafter, the Board may, in its sole discretion, increase his salary at any time and may not decrease his salary without Mr. Miller’s written consent. Mr. Miller is eligible for bonus compensation based upon his satisfaction of specific criteria to be determined for each calendar year by the Board, with a stated target payout percentage of 60% of base salary under the bonus plan. Mr. Miller is eligible to participate in the Company’s benefit plans that are currently and hereafter maintained by the Company.

The Company granted Mr. Miller a 42,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that has a term of ten years from the date of grant and which will vest (i) 50% over five years as follows: 5,000 option shares on February 27, 2025, 5,000 option shares on February 27, 2026, 5,000 option shares on February 27, 2027, 3,000 option shares on February 27, 2028, and 3,000 option shares on February 27, 2029; and (ii) 50% based on performance metrics more particularly described in the Non-Qualified Stock Option Agreement between Mr. Miller and Company dated February 27, 2022. The stock option has an exercise price equal to the fair market value of the Company’s common stock on the grant date and expires on February 27, 2032.

The Miller Agreement has customary restrictive covenant provisions.

Under the Miller Agreement, if Mr. Miller’s employment is terminated by the Company without Cause (as defined in the Miller Agreement) or by Mr. Miller for Good Reason (as defined in the Miller Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of the remainder of the term of the Miller Agreement or 18 months, (ii) the earned bonus prorated through the last day worked, (iii) monthly COBRA premiums for the lesser of 18 months or until he obtains comparable replacement coverage (iv) the vesting of his stock options, and (v) certain benefits set forth in the Miller Agreement.

If the Miller Agreement is not renewed by the Company, so long as Mr. Miller has signed and has not revoked a release agreement, he will be entitled to receive (i) his base salary in effect at time of nonrenewal for 18 months, (ii) the earned bonus prorated through the last day worked, and (iii) monthly COBRA premiums for the lesser of 18 months or until he obtains comparable replacement coverage. If the Miller Agreement remains effective until December 31, 2028, then Mr. Miller will be entitled to receive the earned bonus prorated through the last day worked but will not be entitled to any base salary after the end date of the Miller Agreement.

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If Mr. Miller’s employment is terminated within 12 months after a Change of Control (as defined in the Miller Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of the remainder of the term of the Miller Agreement or 18 months, (ii) the maximum payable Miller Bonus Payment for the year in which he is terminated, for the portion of such fiscal year through the date of termination, (iii) monthly COBRA premiums for the lesser of 18 months or until he obtains comparable replacement coverage, (iv) the vesting of his stock options, and (v) certain benefits set forth in the Miller Agreement.

The foregoing summary of the Miller Agreement is qualified in all respects by the Miller Agreement, a copy of which and all amendments thereto were filed as exhibits to the Company’s periodic filings under the Securities Exchange Act of 1934.

Andrew D. C. LaFrence. Mr. LaFrence joined the Company in December of 2023 as Senior Vice President of Finance and Chief Financial Officer and at that time signed an employment agreement with the Company, as amended March 27, 2025 (the “LaFrence Agreement”). The term of the LaFrence Agreement automatically renews for successive one-year renewal terms on January 1 of each year unless either party notifies the other party in writing at least ninety (90) days prior to expiration. Under the LaFrence Agreement, Mr. LaFrence is entitled to receive an annualized base salary of $315,000, which may be increased in the Company’s discretion or decreased with Mr. LaFrence’s consent. He is also eligible to participate in the Company’s benefit plans. Mr. LaFrence is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated target payout percentage of 45% of base salary under the bonus plan.

Pursuant to the LaFrence Agreement, the Company issued Mr. LaFrence a non-qualified stock option for 40,000 shares of common stock under the Company’s 2017 Stock Incentive Plan that will vest annually in five equal installments. The stock option has an exercise price equal to the fair market value of the Company’s common stock on the grant date and expires on December 3, 2033.

The LaFrence Agreement has customary restrictive covenant provisions.

Under the LaFrence Agreement, if Mr. LaFrence’s employment is terminated by the Company without Cause (as defined in the LaFrence Agreement) or by Mr. LaFrence for Good Reason (as defined in the LaFrence Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the LaFrence Agreement or (b) nine (9) months and (ii) certain benefits set forth in the LaFrence Agreement.

Under the LaFrence Agreement, if Mr. LaFrence’s employment is not renewed by the Company, so long he has signed and not revoked a release agreement, he will be entitled to receive severance equal to (i) base salary in effect immediately prior to the end of the agreement, for a period of nine (9) months and (ii) certain benefits set forth in the LaFrence Agreement.

If Mr. LaFrence’s employment is terminated within 12 months after a Change of Control (as defined in the LaFrence Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the LaFrence Agreement or (b) nine (9) months and (ii) certain benefits set forth in the LaFrence Agreement.

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The foregoing summary of the LaFrence Agreement is qualified in all respects by the LaFrence Agreement, a copy of which and all amendments thereto were filed as exhibits to the Company’s periodic filings under the Securities Exchange Act of 1934.

John Lindeen. The Company entered into an Employment Agreement with John Lindeen on September 10, 2019, as amended March 27, 2025 (the “Lindeen Agreement”). The term of the Lindeen Agreement automatically renews for successive one-year renewal terms on January 1 of each year unless either party notifies the other party in writing at least ninety (90) days prior to expiration. Under the Lindeen Agreement, Mr. Lindeen is entitled to receive an annual salary of $275,000, which may be increased in the Company’s discretion or decreased with Mr. Lindeen’s consent. He is also eligible to participate in the Company’s benefit plans. Mr. Lindeen is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated target payout percentage of 40% of base salary under the bonus plan.

The Lindeen Agreement has customary restrictive covenant provisions.

Under the Lindeen Agreement, if Mr. Lindeen’s employment is terminated by the Company without Cause (as defined in the Lindeen Agreement) or by Mr. Lindeen for Good Reason (as defined in the Lindeen Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for nine (9) months and (ii) certain benefits set forth in the Lindeen Agreement.

Under the Lindeen Agreement, if Mr. Lindeen’s employment is not renewed by the Company, so long he has signed and not revoked a release agreement, he will be entitled to receive severance equal to (i) base salary in effect immediately prior to the end of the agreement, for a period of nine (9) months and (ii) certain benefits set forth in the Lindeen Agreement.

If Mr. Lindeen’s employment is terminated within 12 months after a Change of Control (as defined in the Lindeen Agreement) by the Company without Cause or by Mr. Lindeen for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Lindeen Agreement or (b) nine (9)months and (ii) certain benefits set forth in the Lindeen Agreement.

The foregoing summary of the Lindeen Agreement is qualified in all respects by the Lindeen Agreement, a copy of which and all amendments thereto were filed as exhibits to the Company’s periodic filings under the Securities Exchange Act of 1934.

Named Executive Officer Cash Compensation

The Company sets base salaries for the named executive officers at a level that is believed to enable the Company to hire and retain them in a competitive environment and to reward satisfactory individual performance and level of contribution to the Company’s overall business objectives. The Compensation and Talent Committee reviews base salaries for the Company’s named executive officers each year and generally approves or recommends to the Board for its approval increases for the following year in December or as soon as practicable thereafter.

In addition to base compensation, the Company provides the named executive officer an opportunity for annual performance-based bonus compensation to motivate achievement of Company-related performance goals. The performance-based bonus typically has been tied to a combination of achievement of certain financial goals and pre-established individual goals, subject to adjustments approved by the Compensation and Talent Committee. Annual incentives are paid following approval by the Compensation and Talent Committee and the Board in the year following the achievement of the goals.

Potential Payments Upon Termination or Change-In-Control

The terms of the employment agreements for the Company’s Named Executive Officers provide for severance payments in the event of termination of employment, including upon a change of control or retirement. Such agreements also provide for acceleration of vesting of stock options and equity appreciation awards in certain events. See “Employment Agreements” above.

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2024 Director Compensation

The following table sets out the fiscal 2024 compensation for each of our current nonemployee directors.

	Fees earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards(3)	Total ($)
David B. Kunin	67,000	21,910	-	88,910
Stacy A. Kruse	59,000	21,910	-	80,910
Ryan P. McManus	49,375	21,910	-	71,285
Debarati Sen	23,500	36,000	-	59,500
Dan Sachs	55,875	21,910	-	77,785
Amy S. Fredregill	46,625	21,910	-	68.535
Jose A. Peris	51,000	21,910	-	72,910

(1)	For 2024 non-employee director and committee member compensation as follows: $36,000 for non-employee directors; $27,000 for the Chairperson of the Board; $14,000 for the Audit Committee Chairperson; $10,000 for the Compensation and Talent Committee Chairperson; $8,000 for the Nominating and Corporate Governance Committee Chairperson; $8,000 for the Science and Technology Chairperson; $7,000 for Audit Committee members other than the Chairperson; $5,000 for Compensation and Talent Committee members other than the Chairperson; and $4,000 for Nominating and Corporate Governance Committee Members and Science and Technology Committee members other than the Chairperson.

(2)	On May 20, 2024, except for Ms. Sen, non-employee directors were granted 1,981 restricted stock units, which vest equally on the first and second anniversary of the grant date. Within sixty days of vesting, each non-employee director will be issued one share of common stock for each vested restricted stock unit. Ms. Sen was granted 3,255 restricted stock units, which vest equally on the first and second anniversary of the grant date. On May 12, 2023, except for Ms. Fredregill and Mr. Peris who were not yet directors, non-employee directors were granted 3,000 restricted stock units, which vest equally on March 16, 2024 and March 16, 2025. Within sixty days of vesting, each non-employee director will be issued one share of common stock for each vested restricted stock unit. Ms. Fredregill and Mr. Peris were granted 2,250 restricted stock units, 750 of which vested on May 1, and 1,500 of which vest on May 1, 2025.

(3)	As of December 31, 2024, nonemployee directors hold options to purchase the following shares of our common stock pursuant to the Stock Incentive Plan: Mr. Kunin, 3,000 shares; Ms. Kruse, 3,000 shares; Mr. McManus, 3,000 shares; and Mr. Sachs, 3,000 shares.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Directors has established a Nominating and Corporate Governance Committee, and the Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee advises the Board concerning appropriate composition of the Board and its committees, identifies and recommends qualified individuals, and oversees corporate governance guidelines applicable to the Company. Because we qualify as a “controlled company” under the corporate governance rules of NASDAQ, we are not required to comply with certain corporate governance standards, including the requirement to have an independent nominating committee. Ms. Kruse and Ms. Fredregill are independent and Mr. McManus is not independent as determined by the Board with reference to the Securities and Exchange Commission and NASDAQ rules.

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Shareholder Nominees

The Committee has not adopted a formal policy of considering director candidates recommended by shareholders as it is our practice to consider director recommendations from any source. Any shareholder desiring to submit such a recommendation should transmit the candidate’s name and qualifications in a letter addressed to:

Nominating and Corporate Governance Committee
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, MN 55369

Director Qualifications

The Company’s directors play a critical role in overseeing the management of the Company and its strategic direction. The goals of the Committee are to identify and elect highly skilled and qualified directors who will be effective at executing the Board’s oversight and fiduciary responsibilities on behalf of shareholders, contribute to the Company’s success through their expertise and diversity, and continue the high levels of collaboration and the healthy culture amongst the Board and management.

Qualifications for candidates are based on various criteria, such as broad business and professional skills, experience in areas important to the strategic direction of the Company and experiences as management or directors of other companies. Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

The Committee and the Board have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet the Company’s Code of Business Conduct and Ethics. The Committee and the Board retain the right to modify these minimum requirements from time to time.

Identifying and Evaluating Nominees for Directors

The Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated. If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows its director qualification guidelines. Candidates may come to the Committee’s attention through present Board members, shareholders or other persons. After an initial review process, candidates will be evaluated by the Committee and the Committee’s recommendations will then be transmitted to the entire Board. Assessment of candidates will include a variety of issues, including skills and experience in the categories identified above.

Corporate Governance

The Committee is charged with the responsibility to develop and maintain the Company’s corporate governance policies and any related matters required by applicable laws. Specifically, the Committee (i) manages the periodic evaluation process of Board and each committee; (ii) in consultation with the Chairperson of the Board, recommends committee assignments for Board approval; (iii) develops and recommends for Board approval a definition of what constitutes an independent director; (iv) oversees the Company’s corporate governance practices and procedures, including identifying governance related risks, best practices and reviewing and recommending for Board approval any additional polices and changes to the documents, policies and procedures in the Company’s corporate governance framework; and (v) develops and recommends to the Board for approval a CEO succession plan.

Amy S. Fredregill, Chair Stacy A. Kruse Ryan P. McManus
Members of the Nominating and Corporate Governance Committee March 19,2025

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SCIENCE AND TECHNOLOGY COMMITTEE

The Science and Technology Committee is composed of the directors whose names appear below. The Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee oversees the Company’s overall strategic direction and investment in research and development, intellectual property, digital solutions, technological and scientific initiatives, and new technology-driven products, services and lines of business. The Committee works with management to identify and review specific technology, science and innovation matters that could have a significant impact on the Company’s business operations, performance, growth, competitive position and technology risk. The Committee specifically assists the Board in its oversight of risks related to cybersecurity. To help ensure effective oversight, the Committee receives reports on information security and cybersecurity from the Company’s information technology managers at least four times a year.

The duties and responsibilities of the Committee are to: (a) review the Company’s technology and innovation strategy and approach and its impact on the Company’s growth, competitive position, current and future core business capabilities, including production quality, operations, systems security and automation, (b) assist the Board in its oversight of the Company’s investments in science, technology and digital initiatives, (c) review science and technology trends that could significantly affect the Company and the industries in which it operates, (d) review and advise the Board and management on the Company’s overall intellectual property and related investment strategy, (e) coordinate with Company management, the Board and other committees to ensure that each has received the information necessary to fulfill duties and responsibilities with respect to oversight of technology risk, and (f) oversee and review with senior management the Company’s risks relating to cyber security, ensuring the company is taking the appropriate measures to prevent and if necessary manage cyber security events.

Ryan P. McManus, Chair Dan Sachs David B. Kunin Amy S. Fredregill Debarati Sen

Members of the Science and Technology Committee March 18, 2025

SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, Minnesota 55369

If a shareholder is unsure as to which category the concern relates, the security holder may communicate it to any one of the independent directors in care of Chief Financial Officer at the address of our principal executive offices listed above. All shareholder communications sent in care of our Chief Financial Officer will be forwarded promptly to the applicable director(s).

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REPORT OF AUDIT COMMITTEE

The Board of Directors of the Company has adopted a charter for the Audit Committee, which is available on the Company’s website (www.nortechsys.com). The charter charges the Audit Committee with the responsibility for, among other things, oversight of the integrity of the financial reporting process , oversight of the independence, qualifications and performance of the independent auditor, oversight of the performance of the Company’s internal audit function, oversight of the Company’s compliance with legal and regulatory requirements and oversight of current and prospective financial risk exposures and risks identified in the Company’s public filings, and oversight of the process by which management assesses and manages such risks. The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted U.S. accounting principles.

In carrying out its responsibility, the Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2024. The Audit Committee has also discussed the audited consolidated financial statements with Baker Tilly US, LLP and affiliates (“Baker Tilly”), who served as our independent auditor for the fiscal year, including the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” and received the written disclosures and the letter from Baker Tilly required by Rule of the Public Company Accounting Oversight Board, “Communications With Audit Committees Concerning Independence”, and has discussed with Baker Tilly their independence. The Audit Committee has also considered whether Baker Tilly provided non-audit services during the last fiscal year which could impact their independence. No such services were provided by Baker Tilly.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2024.

The members of the Audit Committee are “independent” as determined by the Board with reference to the rules of the Securities and Exchange Commission and NASDAQ rules.

Stacy A. Kruse, Chair Debarati Sen Danny Sachs Jose Peris

Members of the Audit Committee March 18, 2025

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PROPOSAL 2

APPROVAL OF ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote at the virtual annual meeting on the following advisory resolution regarding the compensation of our NEOs as described in this Proxy Statement (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of Nortech Systems Incorporated approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in the compensation tables and narrative discussion contained in the ‘Executive Compensation’ section in this Proxy Statement.”

Our executive compensation programs are based on our belief that attracting, retaining and motivating talented executives is critical to the maintenance of our competitive advantage in the industries in which the Company operates and to the achievement of the business goals set by the Board of Directors. Accordingly, our executive compensation programs are designed to reward executives for achievement of our pre-determined financial and business goals, while also aligning our executives’ interests with those of our shareholders. We believe that we best achieve these goals by providing our executives with a mix of compensation elements that incorporate cash and equity, as well as short-term and long-term components, and that are tied to our business goals.

This advisory vote will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board of Directors or the Compensation and Talent Committee. However, the Compensation and Talent Committee will review and carefully consider the outcome of the vote. If there are a significant number of negative votes, the Compensation and Talent Committee will seek to understand the concerns that influenced the vote and consider them in making future executive compensation decisions.

Upon recommendation of the Compensation and Talent Committee of the Board, the Board unanimously recommends a vote FOR the approval of the compensation of our NEOs.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of the Company’s Board has appointed Baker Tilly as the Company’s independent registered public accounting firm for the 2025 fiscal year.

A representative of Baker Tilly is expected to attend this year’s Annual Meeting, will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she desires to do so.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

For the 2024 and 2023 fiscal years, Baker Tilly served as the Company’s independent auditor. The following table presents fees for professional audit services, tax services and other services rendered by Baker Tilly and affiliates during fiscal years 2024 and 2023, respectively:

	2024	2023
Audit Fees(1)	$398,330	$358,000
Other Fees(2)	19,400	17,320
Total Fees	$417,730	$375,320

(1)	Includes professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses. Includes fees for statutory audit for our Mexico operations of $14,500 and $12,650 for 2024 and 2023, respectively.
(2)	Audit-related fees are related to consent fee for a registration statement.

The Audit Committee of the Board of Directors has reviewed the services provided by Baker Tilly during fiscal years 2024 and 2023, respectively, and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by the auditors is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with the auditors and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee has established a policy for pre-approving the services provided by the Company’s independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees. All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2024 and 2023 were pre-approved in accordance with the written charter.

The Board unanimously recommends a vote FOR the ratification of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for fiscal 2025.

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PROPOSAL 4

NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing shareholders with a non-binding, advisory vote on the frequency with which the Company’s shareholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our shareholders voted on a similar proposal at our annual meeting of shareholders in 2019, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2019, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board of Directors believes it in the best interest of the Company to continue say-on-pay votes every year and recommends that you vote for future advisory votes on executive compensation to occur every year.

The Company is presenting this Proposal 4, which gives you as a shareholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 above, in our proxy statement. In particular, we are asking whether the advisory vote should occur every year, every two years or every three years. The Company asks that you support a frequency period of every year for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers.

Vote Required

Your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board values the opinions of our shareholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our shareholders’ sentiment and the Board will evaluate any appropriate next steps.

Board Recommendation

The Board recommends a vote to conduct future advisory votes on executive compensation every 1 year.

21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 19, 2025, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and director nominee and by each executive officer identified in the Summary Compensation Table, and by all executive officers, directors and nominees as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class
David B. Kunin	77,878		2.8%
Stacy A. Kruse	10,381		*
Ryan P. McManus	10,981		*
Dan Sachs	10,381		*
Jay D. Miller	168,100		5.8%
Andrew D.C. LaFrence	8,000		*
John Lindeen	29,900		1.1%
Amy S. Fredregill	4,231		*
Jose A. Peris	4,231		*
Debarati Sen	3,255		*

All executive officers, directors and nominees as a group	327,338	(2)	11.0%

Group consisting of:
Curtis Squire, Inc.(3), Anita Kunin and David B. Kunin, William Kunin and Andrew Kunin 7777 Golden Triangle Drive, Eden Prairie, MN 55344	1,464,232		53.2%

Daniel R. Everingham	270,500		9.8%

*Less than 1%

(1)

Includes the following number of shares issuable upon settling of restricted stock units vested and exercise of stock options exercisable within 60 days of March 19, 2025: Mr. Kunin 6,481 shares, Ms. Kruse 5,881 shares, Mr. McManus 6,481 shares, Mr. Sachs 5,881 shares, Mr. Miller 140,500 shares, Mr. Lindeen 29,900 shares, Ms. Fredregill 3,481 shares, Mr. Peris 3,481 shares and Ms. Sen 3,255 shares.

(2)	Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (3).

(3)	Curtis Squire, Inc. a corporation controlled by the family of the late Myron Kunin, owns 1,300,066 shares. David B. Kunin is a member of the Company’s Board of Directors. David B. Kunin owns 71,397 shares individually and 6,481 shares issuable upon restricted stock units vested and exercise of stock options exercisable within 60 days of March 19, 2025. David B. Kunin’s mother, Anita Kunin, owns 49,269 shares individually. David B. Kunin’s brothers, William Kunin and Andrew Kunin each own 22,000 shares individually. Voting control in the Company’s shares held by Curtis Squire, Inc. is shared by Curtis Squire’s Board of Directors, whose members are Anita Kunin, David B. Kunin, James Timothy Kunin, Andrew Kunin and William Kunin.

22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related-Party Transactions

David Kunin, our Chairman, is a minority owner of Abilitech Medical, Inc. We had accounts receivable related to Abilitech of $226 as of December 31, 2023. Payments of $33 were received during the twelve months ended December 31, 2024 and we wrote off the remaining receivables during 2024. Abilitech has ceased operations and therefore we do not believe that Abilitech will pay the Company for outstanding accounts receivable. The Company believes that transactions with Abilitech were on terms comparable to those that the Company could reasonably expect in an arm’s length transaction with an unrelated third party.

David Kunin, our Chairman, is a minority owner (less than 10%) of Marpe Technologies, LTD an early-stage medical device company dedicated to the early detection of skin cancer through full body scanners. Mr. Kunin is also a member of the Board of Directors of Marpe Technologies. The Company worked with Marpe Technologies to apply for a grant from the Israel-United States Binational Industrial Research and Development Foundation, a legal entity created by Agreement between the Government of the State of Israel and the Government of the United States of America (“BIRD Foundation”). The parties were successful in receiving approval for a $1,000 conditional grant. The Company and Marpe Technologies will each receive $500 from the BIRD Foundation and, among other obligations under the grant, each is required to contribute $500 to match grant funds from the BIRD Foundation. The Company met its obligation by providing certain services at cost or with respect to administrative services at no cost to Marpe Technologies. The total value of the Company’s contribution will not exceed $500. Marpe is engaged in raising funds for its operations, which funds are necessary to pay for the Company’s services beyond its contribution. The Company will receive a 10-year exclusive right to manufacture the products of Marpe Technologies. There can be no assurances that Marpe Technologies’ medical device operations will be commercially successful, that Marpe Technologies will be successful in raising additional funds to finance its operations or, if commercially successful, the Company will recover the value of services provided to Marpe if not paid when the services are provided. The transactions between the Company and Marpe Technologies have been approved by the Audit Committee pursuant to the Company Related-Party Transactions Policy. During the years ended December 31, 2024 and 2023, we recognized net sales to Marpe Technologies of $8 and $163, respectively. As of December 31, 2024, we have outstanding accounts receivable of $20. In January 2025, we received a payment of $20 from the BIRD Foundation. The Company believes that transactions with Marpe are on terms comparable to those that the Company could reasonably expect in an arm’s length transaction with an unrelated third party.

Related-Party Transaction Policy

The Audit Committee is responsible to review and approve related party transactions under its charter. The Audit Committee adopted a Related Person Transaction Policy to guide its review of any proposed related party transactions. In all cases, we abide by applicable state corporate law when reviewing for approval all transactions, including transactions involving officers, directors or affiliates. Our policy is to have any related-party transactions (i.e., transactions involving a director, an officer or an affiliate of the Company) be reviewed for approval by our Audit Committee under the Related Person Transaction Policy.

23

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2024, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required, the Company believes that the following Forms 3 and 4 were not timely filed: Mr. Sachs, Ms. Sen, Mr. McManus, Mr. Kunin, Mr. Peris, Ms. Fredregill and Ms. Kruse each filed a Form 4 on July 12, 2024 in relation to a restricted stock unit grant on May 20, 2024. Mr. Lindeen filed a Form 4 on February 13, 2024 in relation to a stock option grant on August 11, 2023. Ms. Sen filed a Form 3 on July 12, 2024 after becoming a director on May 15, 2024.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is available on the Company’s website at www.nortechsys.com or at sec.gov. You will not receive a printed copy of the Company’s Annual Report on Form 10-K unless you specially request one. Upon such request, the Company will provide without charge a paper copy of the Annual Report on Form 10-K, including the financial statements and financial statement schedules. Please direct such written requests to Investor Relations, at Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.

QUORUM AND VOTE REQUIRED

The presence online or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality of votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual, results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. If you are a shareholder of record, you may vote electronically until 11:59 p.m. on May 14, 2025. Then you can vote until the polls are closed at the virtual annual shareholders’ meeting. If you are a shareholder of record and you decide to vote electronically, please follow the directions on your proxy card.

If you are a shareholder of record, you may also vote during the virtual annual shareholders’ meeting via www.proxyvote.com, which is available from your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. As a shareholder of record, you will then be required to enter your 11, 12 or 16 digit control number which is located in the upper right hand corner of the notice card.

24

SHAREHOLDER PROPOSALS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2026 annual shareholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. To be timely under Rule 14a-8, a shareholder proposal must be received by the secretary of the Company at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, by 120 days prior to Mailing Date. Proposals received by that date will be included in the 2026 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

As set forth in Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual shareholders’ meeting (other than director nominations), that shareholder must deliver notice of the proposal at our principal executive offices at least 45 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2026 annual meeting, notices must be received on or before February 16, 2025.

A shareholder may nominate a director for election at the annual meeting or may present at the annual meeting a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Maple Grove, Minnesota, at least 120 days in advance of the date the proxy statement was released to shareholders in connection with the prior year’s annual meeting. For the 2026 annual meeting, director nominations must be received on or before November 29, 2024. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2026 annual meeting.

If the date of our 2026 annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the 2025 annual meeting, timely notice of shareholder proposals and shareholder nominations for directors may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2026 annual meeting will be held or the date on which we issue a press release, file a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that the 2026 annual meeting will be held.

OTHER MATTERS

The management does not know of any other matters that may be presented for consideration at the virtual annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment. For ten days prior to the meeting, a complete list of the shareholders entitled to vote at the virtual meeting will be available for examination by any shareholder for any purpose germane to the meeting during ordinary business hours at our headquarters.

Maple Grove Minnesota
Date: April 1, 2025	By:	/s/ Mark T. Hooley
Mark. T. Hooley
Secretary Nortech Systems Incorporated

25

SCAN TO
VIEW MATERIALS & VOTE

NORTECH SYSTEMS INCORPORATED
7550 MERIDIAN CIR N, SUITE 150
MAPLE GROVE, MN 55369

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NSYS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65136-P22478 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTECH SYSTEMS INCORPORATED

The Board of Directors recommends you vote FOR the following Nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David B. Kunin
02) Ryan P. McManus
03) Jay D. Miller
04) Stacy A. Kruse
05) Amy S. Fredregill
06) Jose A. Peris
07) Debarati Sen

The Board of Directors recommends you vote FOR the following proposals 2 and 3:

The Board of Directors recommends you vote for "1 YEAR" on Item 4.

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote to determine the frequency of holding futures shareholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V65137-P22478

NORTECH SYSTEMS INCORPORATED
Annual Meeting of Shareholders
May 14, 2025 3:00 p.m., Central Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Jay Miller and Andrew LaFrence, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Nortech Systems Incorporated that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 3:00 p.m., Central Time on Wednesday May 14, 2025, virtually at www.virtualshareholdermeeting.com/NSYS2025, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Continued and to be signed on reverse side